Portions of this exhibit marked as “[****]” have been excluded because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.3

[Cree, Inc. Letterhead]

September 5, 2013

Mr. Randy N. McCullough
Chief Executive Officer
Charles & Colvard, Ltd.
300 Perimeter Park, Suite A
Morrisville, North Carolina 27560

Dear Randy:

This document (the “Second Amendment”) serves as an amendment to the letter agreement between Charles & Colvard, Ltd. (“C&C”) and Cree, Inc. (“Cree”) dated March 22, 2010 (the “2010 Agreement”) and previously amended by the letter dated February 1, 2013 (the “First Amendment”) (collectively, the “Letter Agreement”).  Except as expressly set forth in the Letter Agreement, as modified herein, the supply and purchase of SiC Materials will be governed in all respects by the terms and conditions of the parties’ Amended and Restated Exclusive Supply Agreement dated June 6, 1997 (the “Supply Agreement,” as amended).  Capitalized terms used herein which are not defined herein shall have the meanings specified in the Letter Agreement or the Supply Agreement, as the case may be.

1.	Cree will supply SiC production crystals to C&C, and C&C will purchase SiC production crystals from Cree, according to the terms stated in the Letter Agreement, as modified herein.

2.
Cree will provide 1.5” SiC production crystals for sale to C&C for $$[****]/gram for Grade 10 and $[****]/gram for Grade 20.  Cree may fulfill C&C’s outstanding purchase orders [****] as agreed.  All delivered orders [****] will be applied toward C&C’s outstanding purchase orders [****] and its New Order requirements in paragraph 2 of the First Amendment.  The quantity of "usable material" in 1.5” crystals delivered to C&C pursuant to the Letter Agreement will be graded according to the specifications in Attachment A of the 2010 Agreement.

The contents of this Second Amendment will be considered "Confidential Information" of each parry subject to the provisions of Section 5 of the Supply Agreement.  No amendment or modification of this Second Amendment or the Letter Agreement shall be effective unless reduced to writing and executed by an authorized representative of each party hereto.  Except as modified by this Second Amendment, the Letter Agreement and the Supply Agreement shall remain in full force and effect in accordance with their terms and conditions.

If the foregoing terms and conditions meet with your approval, please execute this Second Amendment where indicated below and return a signed copy to my attention via fax at (919) [****] or via email at [****].

Regards,	AGREED AND ACCEPTED BY:
CHARLES & COLVARD, LTD.

/s/ David T. Emerson
David T. Emerson	By:	/s/ Randy N. McCullough
Vice President – Chips and Materials		Randy N. McCullough, CEO